SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               ------------------

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 28, 2002

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-6686                13-1024020
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(State or Other Jurisdiction       (Commission File          (IRS Employer
      of Incorporation)                 Number)           Identification No.)

1271 Avenue of the Americas, New York, New York                   10020
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    (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

         On February 28, 2002, The Interpublic Group of Companies, Inc., in connection with a telephone conference with investors, made available via the internet a slide show relating to fourth quarter and full-year 2001 results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE INTERPUBLIC GROUP OF
                                           COMPANIES, INC.


Date: March 4, 2002                      By: /s/ Nicholas J. Camera
                                             --------------------------------
                                             Nicholas J. Camera
                                             SENIOR VICE PRESIDENT, GENERAL
                                             COUNSEL AND SECRETARY

-----------------------------------------------

        The
        Interpublic
        Group of
        Companies, Inc



        Fourth Quarter 2001
        Conference Call Notes

        February 28, 2002


------------------------------

   Summary
   Fourth Quarter Results
-----------------------------------------------------------
   (Excludes restructuring charges and other unusual items)

   $ Millions

                                   2001          2000         Change %
                                 --------      --------     ------------
Revenue                          $1,719.5     $ 2,041.8        (15.8%)
EBITDA                              331.8         417.0        (20.4)
   Margin %                          19.3%         20.4%
Depreciation                         50.1          49.2          2.0
Amortization of Intangibles          46.1          42.4          8.7
Income from Operations              235.6         325.4        (27.6)
   Margin %                          13.7%         15.9%
Net Income                          111.2         190.5        (41.6)
EPS                                    .30           .51       (41.2)

   Summary
   Full Year Results
-----------------------------------------------------------
   (Excludes restructuring charges and other unusual items)

   $ Millions



                                   2001          2000          Change %
                                 --------      --------      ------------

Revenue                         $ 6,726.8     $ 7,182.7          (6.3%)

EBITDA                            1,148.2       1,363.7         (15.8)

   Margin %                          17.1%         19.0%

Depreciation                        199.2         192.6           3.4

Amortization of Intangibles         173.0         144.3          20.0

Income from Operations              776.0       1,026.8         (24.4)

   Margin %                          11.5%         14.3%

Net Income                          359.2         570.3         (37.0)

EPS                                    .96          1.53        (37.3)

   Fourth Quarter 2001:
   Components of Revenue Change
-----------------------------------------------------------
   $ Millions




2000 Revenue                                $2,041.8

Effects of:                                                 Variance %

   Organic                                    (205.8)         (10.1)%

   Loss of Chrysler                            (35.9)          (1.8)

   Currency Translation                        (52.2)          (2.6)

   Acquisitions (net of dispositions)          (28.4)          (1.3)
                                            --------          -----
2001 Revenue                                $1,719.5          (15.8)%
                                            ========           ====

   Year 2001:
   Components of Revenue Change
-----------------------------------------------------------

   $ Millions



2000 Revenue                                $7,182.7

Effects of:                                                 Variance %

   Organic                                    (207.4)          (2.9)%

   Loss of Chrysler                           (116.3)          (1.6)

   Currency Translation                       (159.4)          (2.2)

   Acquisitions (net of dispositions)           62.2            0.9

   September 11                                (35.0)          (0.5)
                                            --------           ----
2001 Revenue                                $6,726.8           (6.3)%
                                            ========           ====

   4Q01 Components of Net Income Change
-----------------------------------------------------------
   (Excludes restructuring charges and other unusual items)

   $ Millions



4Q 2000 Net Income                                           $190.5

   Decrease in Revenue                                       (322.3)

   Decrease in Operating Expenses                             237.1

   Increase in Depreciation and Amortization                   (4.6)

   Decrease in Non-Operating Items                              8.6

   Increase in Equity Earnings and Minority Interests           1.9
                                                             ------
4Q 2001 Net Income                                           $111.2
                                                             ======

   2001 Components of Net Income Change
-----------------------------------------------------------
   (Excludes restructuring charges and other unusual items)

   $ Millions



2000 Net Income                                              $570.3

   Decrease in Revenue                                       (455.9)

   Decrease in Operating Expenses                             240.4

   Increase in Depreciation and Amortization                  (35.3)

   Decrease in Non-Operating Items                             32.9

   Increase in Equity Earnings and Minority Interests           6.8
                                                             ------
2001 Net Income                                              $359.2
                                                             ======

   Pro Forma EBITDA Margin Trend
-----------------------------------------------------------
   * Estimated impact of September 11: $35 million or 210 basis points.

                              '00                '01
First Quarter                 13.4%              14.8%

Second Quarter                23.3%              19.5%

Third Quarter                 17.8%              14.4%*

Fourth Quarter                20.4%              19.3%


* Estimated impact of September 11 is $35 million or 210 basis points, which would have resulted in an EBITDA margin trend of 16.5%.

   Selected Cash Flow Items
-----------------------------------------------------------

   $ Millions


                                               2001           2000
                                              ------         ------
Depreciation and Amortization
   of Fixed Assets                           $ 199.2        $ 192.6

Amortization of Intangible Assets              173.0          144.3

Acquisitions                                   314.1          653.2

Capital Expenditures                           268.0          259.5

Dividends -- IPG only                          136.6          109.1

Purchase of Treasury Stock                     115.7          253.9

   Selected Balance Sheet Items
-----------------------------------------------------------
   $ Millions



                              December 31,    September 30,    December 31,
                                  2001            2001            2000
                              ------------    -------------    ------------

Cash & Cash Equivalents         $  935.2        $  685.6         $  844.6

Total Debt                       2,933.7         3,125.9          2,081.1

Debt as % of Capital                 60%             63%              46%

Stockholders' Equity             1,979.3         1,863.5          2,482.4

   2001 Net New Business
-----------------------------------------------------------



   Key Wins                             Key Losses
   -------------                        ---------------

   Verizon                              Gateway
   L'Oreal                              Dell
   United Parcel Service                Fidelity
   Sepracor                             Gillette Oral Care
   Microsoft
   Sirius Satellite Radio
   Pfizer/Pharmacia                     AT&T Wireless
   Coca-Cola                            Reckitt & Benkiser
   H.J. Heinz                           PepsiCo
   Best Foods (Unilever)

   Total Wins        $5,548.5           Total Losses       $2,762.9

                                        Net New Business   $2,785.6

   2002 New Business Wins
-----------------------------------------------------------



   Sony                                 American Airlines

   Starwood Hotels                      HSBC

   Zenith Electronics                   Tricon Global Restaurants

   Electrolux                           Nextel

   Revlon                               Deutsche Telekom

   MCI Worldcom

   Outlook and Guidance -- 2002
-----------------------------------------------------------



   o  First and second quarter revenue comparisons remain difficult

   o  In a flat full-year revenue scenario, EPS grows 15%

       - If full year revenue increases, each 1% of revenue growth generates an incremental 2% EPS growth

       - If full year revenue declines, margins will equal or exceed 2000 level

   Appendix I: Revenue by Discipline
-----------------------------------------------------------
   ($Millions)



                                                        Fourth Quarter                                   Full Year
                                                           Revenue                                        Revenue
                                        --------------------------------------------   --------------------------------------------
                                                   % of              % of       %                 % of              % of       %
                                          2001      Rev      2000     Rev     Change     2001      Rev      2000     Rev     Change
                                        --------------------------------------------   --------------------------------------------
Promotion Event And Direct Marketing
(Incl. Healthcare Marketing)              371.5    21.6%     415.5    20.3%    (11%)    1,429.1   21.2%   1,366.6    19.0%     5%

Public Relations                          124.8     7.3%     165.7     8.1%    (25%)      578.1    8.6%     611.3     8.5%    (5%)

Marketing Intelligence                    146.8     8.5%     158.5     9.7%     (7%)      551.5    8.2%     555.6     7.7%    (1%)

Interactive                                23.9     1.4%      39.1     2.0%    (39%)      106.7    1.6%     164.9     2.3%   (35%)
                                        -------            -------                      -------           -------
Total Specialized Marketing Services      667.0    38.8%     778.8    38.1%    (14%)    2,665.4   39.6%   2,698.3    37.6%    (1%)

Total Media Buying & Advertising        1,052.5    61.2%   1,263.0    61.9%    (17%)    4,061.4   60.4%   4,484.4    62.4%    (9%)
                                        -------            -------                      -------           -------

Total                                   1,719.5     100%   2,041.8     100%    (16%)    6,726.8    100%   7,182.7    100%     (6%)
                                        =======            =======                      =======           =======

   Appendix II: Revenue by Region
   Fourth Quarter 2001
-----------------------------------------------------------
   ($Millions)


                                                    %      % Change   % Change
                           Revenue    % Total    Change   Constant $   Organic
                           ---------------------------------------------------

   Europe                 $  496.6       29%      (10%)      (6%)        (7%)

   Latin America              96.4        6%      (14%)      (6%)        (7%)

   Asia/Other                158.5        9%      (18%)     (12%)       (11%)

   Canada                     49.5        3%       (5%)      (1%)         3%

                          --------   --------   --------   --------   --------

  Total International        801.0       47%      (12%)      (7%)        (6%)

  Total Domestic             918.5       53%      (19%)     (19%)       (15%)

                          --------   --------   --------   --------   --------
   Total                  $1,719.5      100%      (16%)     (14%)     (10.1%)
                          ========   ========   ========   ========   ========

   Appendix II: Revenue by Region
   Year 2001
-----------------------------------------------------------
   ($Millions)


                                                    %      % Change   % Change
                           Revenue    % Total    Change   Constant $   Organic
                           ---------------------------------------------------

   Europe                 $1,840.7       27%        0%        4%          0%

   Latin America             327.1        5%       (2%)       9%          4%

   Asia/Other                583.6        9%       (3%)       4%          0%

   Canada                    169.6        2%        4%        8%          3%

                          --------   --------   --------   --------   --------

  Total International      2,921.0       43%       (1%)       5%          3%

  Total Domestic           3,805.8       57%      (10%)     (10%)        (7%)

                          --------   --------   --------   --------   --------
   Total                  $6,726.8     100%        (6%)      (4%)      (2.9%)
                          ========   ========   ========   ========   ========

   Appendix III: 2001 Quarterly Results
   Restated for FAS 142
-----------------------------------------------------------

   (Excludes one time charges and restructuring items)





                                1Q        2Q         3Q         4Q        Year
                            ----------------------------------------------------

Revenue                     $1,658.3   $1,743.4   $1,605.6   $1,719.5   $6,726.8

EBITDA                         246.1      339.1      231.2      331.8    1,148.2

   Margin %                    14.8%      19.5%      14.4%     19.3%       17.1%

Depreciation                    49.6       50.4       49.1      50.1       199.2

Amortization of Intangibles      0.9        1.0        1.0       1.0         3.9

Income from Operations         195.6      287.8      181.1     280.7       945.2

   Margin %                    11.8%      16.5%      11.3%     16.3%       14.1%

Net Income                     111.8      152.1       89.8     150.3       504.0

EPS                              .30        .40        .24       .40        1.34

   Appendix IV: Summary of Restructuring
   Charges and One Time Items
-----------------------------------------------------------

   Full Year 2001
   ($ Millions)



                                                                  Annualized
                               Total        Cash     Non-cash      Savings
                               ---------------------------------------------
Severance                      $297.5     $297.5     $     -        $250.0

Facilities costs                257.6      180.1        77.5          50.0

Other Restructuring Costs        53.3       32.2        21.1

Transaction costs 37.2           31.5        5.7
                               ------     ------      ------        ------
                               $645.6     $541.3      $104.3        $300.0
                               ======     ======      ======        ======

Goodwill and other charges     $303.1          -      $303.1             -

Investment write-offs           208.3          -       208.3             -

Other Non Recurring (Net)        35.4                   35.4
                               ------                 ------
                               $546.8                 $546.8
                               ======                 ======

   Appendix V: Summary of Reported
   Fourth Quarter Results
-----------------------------------------------------------

   $ Millions


                                    2001           2000         Change %
                                   ------         ------       ----------

Revenue                          $ 1,719.5      $ 2,041.8        (15.8%)

EBITDA                               331.8          354.8         (6.5)

   Margin %                          19.3%          17.4%

Depreciation                          50.1           49.1          2.0

Amortization of Intangibles           46.1           42.5          8.5

Income from Operations               235.6          263.2        (10.5)

   Margin %                          13.7%          12.9%

Net Income                           111.2          113.0         (1.6)

EPS                                    .30            .30            -

   Appendix VI: Summary of Reported
   Full Year Results
-----------------------------------------------------------

   $ Millions



                                    2001           2000         Change %
                                   ------         ------       ----------

Revenue                          $ 6,726.8      $ 7,182.7         (6.3%)

EBITDA                               164.0        1,186.0         (86.2)

   Margin %                           2.4%          16.5%

Depreciation                         199.2          192.6           3.4

Amortization of Intangibles          173.0          144.3          19.9

Income (Loss) from Operations       (208.1)         849.1        (124.5)

   Margin %                          (3.1%)         11.8%

Net Income (Loss)                   (505.3)         420.3        (220.2)

EPS                                  (1.37)          1.14        (220.2)

   Cautionary Statement
-----------------------------------------------------------


This document contains forward-looking statements. Statements that are not historical fact, including statements about Interpublic's beliefsand expectations constitute forward-looking statements. These statements are based on current plans, estimates and projections, and therefore undue reliance should not be placed on them. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. Interpublic cautions that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, those associated with the effect of national and regional economic conditions, the ability of Interpublic to attract new clients and retain existing clients, the financial success of the clients of Interpublic, and developments from changes in the regulatory and legal environment for advertising companies around the world, and the successful completion and integration of acquisitions which complement and expand Interpublic's business capabilities.

Another important factor is Interpublic's acquisition strategy. One of Interpublic's business strategies is to acquire businesses that complement and expand its current business capabilities. Accordingly, Interpublic is usually engaged in evaluating potential acquisition candidates. Interpublic is currently engaged in a number of preliminary discussions that may result in one or more substantial acquisitions. These acquisition opportunities require confidentiality and from time to time give rise to bidding scenarios that require quick responses by Interpublic. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the shares of Interpublic.

Moreover, the success of recent or contemplated future acquisitions will depend on the effective integration of newly-acquired businesses into Interpublic's current activities. Important factors for integration include realization of anticipated synergies and the ability to retain new personnel and clients.

This document includes financial information calculated on a "pro forma" basis. This "pro forma" financial information, by its very nature, departs from traditional accounting conventions. Accordingly, "pro forma" financial information should be read in conjunction with, and should not be viewed as a substitute for, the information prepared in accordance with Generally Accepted Accounting Principles (GAAP) contained in this document, including the GAAP numbers under the "actual reported" columns in the unaudited "consolidated summaries of earnings" contained in this document.

Investors should evaluate any statements in light of these important factors.